UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2007

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21287 (Commission File Number)	95-3732595 (I.R.S. Employer Identification No.)

2381 Rosecrans Avenue El Segundo, California (Address of principal executive offices)	90245 (Zip Code)

(310) 536-0908
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 9, 2007, the Board of Directors of Peerless Systems Corporation (the "Company") approved an amendment to the Bylaws of the Company to allow the Company to issue uncertificated shares. The ability to issue uncertificated shares enables the Company to participate, if necessary, in the Direct Registration Program that is being adopted by certain stock exchanges including The Nasdaq Stock Market LLC. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

A copy of the Company's amended bylaws is attached as Exhibit 3.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended Bylaws of Peerless Systems Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEERLESS SYSTEMS CORPORATION

Date: July 9, 2007	By: /s/ John V. Rigali John V. Rigali Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended Bylaws of Peerless Systems Corporation